UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 30, 2008

Banc of America Funding 2008-R3 Trust
(Exact name of issuing entity as specified in charter)

Banc of America Funding Corporation
(Exact name of depositor as specified in charter)

Banc of America Securities LLC
(Exact name of sponsor as specified in charter)

New York	333-148403-02	56-139-0085
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of
depositor)

214 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Depositor’s telephone number, including area code		(704) 683-3996

N/A
(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01        Other Events

Attached as Exhibit 4.1 is the trust agreement, dated December 30, 2008 (the “Trust Agreement”), between Banc of America Funding Corporation (the “Company”), as depositor, and Wells Fargo Bank, N.A., as trustee.  The Trust Agreement governs the Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2008-R3 (the “Certificates”), issued on December 30, 2008, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-4, Class 3-A-1, Class 3-A-2 and Class 3-A-4 Certificates (the “Public Certificates”), having an aggregate initial class balance of $43,619,615 and (ii) the Class 1-A-3, Class 1-A-R, Class 2-A-3 and Class 3-A-3 Certificates (the “Private Certificates”), having an aggregate initial class balance of $10,968,576.

The Public Certificates were sold to Banc of America Securities LLC (“BAS”) pursuant to an underwriting agreement, dated December 29, 2008 (the “Underwriting Agreement”), between the Company and BAS.  A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to BAS on December 30, 2008 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale of the Private Certificates were applied to the purchase of the underlying certificates (the “Underlying Certificates”) from BAS.

The Underlying Certificates consist of all or a portion of the following three previously issued senior mortgage pass-through certificates:

(1)           an approximately 25.43161% percentage interest of Banc of America Mortgage Trust 2005-3, Class 2-A-2 Certificates, which were previously issued by the Banc of America Mortgage Trust 2005-3;

(2)           an approximately 41.12671% percentage interest of Banc of America Alternative Loan Trust 2005-11, Class 1-CB-4 Certificates, which were previously issued by the Banc of America Alternative Loan Trust 2005-11; and

(3)           an approximately 100% percentage interest of Banc of America Alternative Loan Trust 2006-9, Class A-1 Certificates, which were previously issued by the Banc of America Alternative Loan Trust 2006-9.

The Underlying Certificates were purchased by the Company from BAS pursuant to a mortgage certificate purchase agreement, dated December 30, 2008 (the “Mortgage Certificate Purchase Agreement”), between the Company and BAS.  A copy of the Mortgage Certificate Purchase Agreement is attached as Exhibit 4.2.

Item 9.01                Financial Statements and Exhibits

(d)           Exhibits (executed copies):  The following execution copies of Exhibits to theForm S-3 Registration Statement of the Registrant are hereby filed:

1.1	Underwriting Agreement, dated December 29, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.

4.1	Trust Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).

4.2	Mortgage Certificate Purchase Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA FUNDING CORPORATION

By:	/s/ Scott Evans

Name:	Scott Evans

Title:	Senior Vice President

Date:  December 30, 2008

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated December 29, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.	E
4.1	Trust Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).	E
4.2	Mortgage Certificate Purchase Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.	E